September 10 Supplement to the Prospectus dated August 1, 2010 for:

Man-Glenwood Lexington, LLC

Man-Glenwood Lexington TEI, LLC

(the “Funds”)

On September 10, 2010 the Board of Managers of each of the Funds determined to cease the offer and sale of interests in the Funds.